Exhibit 10.2
EXECUTION VERSION
THIRD AMENDMENT AND WAIVER
to the
FIFTH AMENDED AND RESTATED WAREHOUSE LOAN AGREEMENT

This THIRD AMENDMENT AND WAIVER TO FIFTH AMENDED AND RESTATED WAREHOUSE LOAN AGREEMENT (this “Amendment”), dated as of March 7, 2023 is entered into by and among TRINITY INDUSTRIES LEASING COMPANY, a Delaware corporation, TRINITY RAIL LEASING WAREHOUSE TRUST (formerly known as Trinity Rail Leasing Trust II), a Delaware statutory trust (the “Borrower”), the banks and other lending institutions from time to time party thereto, ATLAS SECURITIZED PRODUCTS HOLDINGS, L.P. (as successor to Credit Suisse AG, New York Branch), as Agent for the Lenders (in such capacity, the “Agent”), and WILMINGTON TRUST COMPANY, in its capacity as Collateral Agent and Depositary. Capitalized terms used but not defined herein have the meaning set forth in the Loan Agreement (as defined below).
RECITALS:
WHEREAS, the parties hereto have entered into a Warehouse Loan Agreement, dated June 27, 2002, which was amended and restated pursuant to the Amended and Restated Warehouse Loan Agreement dated August 7, 2007, amended and restated pursuant to the Second Amended and Restated Warehouse Loan Agreement dated May 29, 2009, subsequently amended on February 4, 2011, November 28, 2012 and February 1, 2013, amended and restated pursuant to the Third Amended and Restated Warehouse Loan Agreement dated June 17, 2013, subsequently amended on April 8, 2015, amended and restated pursuant to the Fourth Amended and Restated Warehouse Loan Agreement dated as of March 15, 2018, and subsequently amended on April 15, 2019 and further amended and restated pursuant to the Fifth Amended and Restated Warehouse Loan Agreement dated as of March 15, 2021 (as subsequently amended on August 29, 2022 and December 15, 2022, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”);
WHEREAS, the Borrower has notified the Agent and the Required Lenders that it has breached the requirements set forth in Section 6.10(b) of the Loan Agreement and has incurred a Collateral Deficiency by virtue of clauses (viii) and (ix) in the definition of “Excluded Assets Amount” in the Loan Agreement, and has requested a waiver of the resulting Defaults and that the Loan Agreement be amended as set forth herein; and
WHEREAS, the Agent and the Required Lenders are willing to provide such waiver on a temporary basis and to so amend the Loan Agreement, subject to the terms and conditions set forth herein.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
ARTICLE 1
AMENDMENTS
SECTION 1.1Amendments. As of the Effective Date (as defined below):
(a)Clause (viii) of the definition of “Excluded Assets Amount” is hereby amended and restated in its entirety to read as follows:
(viii)    the amount by which (x) the Aggregate FMV of all Eligible Railcars which are leased to Lessees domiciled outside the United States exceeds
        Third Amendment and Waiver to Fifth A&R Loan Agreement

(y) (1) for the period until (and including) the Revolving Termination Date, 25.00% of the Adjusted Facility Amount and (2) for the period after the Revolving Termination Date, 20.00% of the Adjusted Facility Amount; plus
(b)Clause (ix) of the definition of “Excluded Assets Amount” is hereby amended and restated in its entirety to read as follows:
(ix)    the amount by which (x) the Aggregate FMV of all Eligible Railcars which are leased to Lessees domiciled in Mexico (excluding Ferrocarril Mexicano S.A. de C.V. for such time that it has a national rating of at least “AA-” from Fitch Ratings, Inc. and S&P) exceeds (y) 10.00% of the Adjusted Facility Amount; plus
(c)Clause (xx) of the definition of “Excluded Assets Amount” is hereby renumbered to be clause (xxi).
(d)Clause (xxi) of the definition of “Excluded Assets Amount” is hereby renumbered to be clause (xxii).
(e)The definition of “Excluded Assets Amount” is hereby amended to add a new clause (xx) to read as follows:
(xx)    the amount by which (x) the Aggregate FMV of all Eligible Railcars which are leased to Lessees domiciled in Mexico exceeds (y) (a) for such time that Ferrocarril Mexicano S.A. de C.V. has a national rating of at least “AA-” from Fitch Ratings, Inc. and S&P, 20.00% of the Adjusted Facility Amount, or otherwise (b) 10.00% of the Adjusted Facility Amount; plus
(f)References to “clause (xx)” in Section 2.07(b)(iii) and Section 9.01(b) of the Loan Agreement are hereby replaced with “clause (xxi)”.
ARTICLE 2
WAIVER
SECTION 1.1Waivers. Pursuant to Section 11.03 of the Loan Agreement and subject to the terms and conditions hereof, the Agent and the Required Lenders hereby temporarily waive:
(a)the application of clauses (viii) and (ix) of the definition of “Excluded Assets Amount” in the Loan Agreement, solely during the period commencing on November 21, 2022 and terminating on the Effective Date; and
(b)the application of the final sentence of Section 6.10(b) of the Loan Agreement, solely during the period commencing on March 21, 2022 and terminating on July 31, 2023. Following the Effective Date and in any case on or prior to July 31, 2023, the Agreed-Upon Procedures Audit shall be completed, the report produced in connection therewith shall include a review of at least two Monthly Reports, and the Agent shall receive a satisfactory copy of such report (collectively, the “AUP Requirements”). For the avoidance of any doubt, if the AUP Requirements fail to be completed by July 31, 2023, such failure will constitute an immediate Event of Default (unless such failure is due to the failure of a party other than a Facility Party).
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ARTICLE 3
CONDITIONS
SECTION 1.1Conditions to Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) on which:
(a)the Agent has received signature pages to this Amendment duly executed by each party hereto;
(b)the Agent has received evidence that all costs, fees and expenses due to the Agent and the Lenders on or before the Effective Date shall have been paid, in each case to the extent invoiced or otherwise notified to the Borrower in writing; and
(c)the Agent has received such other documents as the Agent or Mayer Brown LLP, counsel for the Agent, may reasonably request.
ARTICLE 4
MISCELLANEOUS
SECTION 1.1Direction. The Agent hereby requests and directs the Collateral Agent and Depositary to execute and deliver this Amendment, and hereby certifies and confirms to the Collateral Agent and Depositary that the execution and delivery of this Amendment by the Collateral Agent and Depositary is authorized and permitted by the Security Agreement and the other Loan Documents.
SECTION 1.2Representations and Warranties. Each Facility Party represents and warrants, as applicable and after taking into account any relevant waiver or amendment set forth in this Amendment, that its respective representations and warranties set forth in Article V of the Loan Agreement are true and correct on and as of the date of this Amendment as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date.
SECTION 1.3No Default. Each Facility Party represents and warrants, as applicable and after taking into account any relevant waiver or amendment set forth in this Amendment, that no Default, Event of Default, Manager Default, Manager Event of Default, Early Amortization Event, event listed in Sections 3.01(b)(i)-(v), inclusive, of the Administrative Services Agreement or event listed in Sections 6.02(a)-(g), inclusive, of the Insurance Management Agreement shall exist or be continuing as of the Effective Date.
SECTION 1.4Reaffirmation. Each Facility Party confirms to the Agent that the security created by the Collateral Documents to which it is a party extends to the liabilities and obligations of such Facility Party under the Loan Agreement as amended hereby and that the obligations of such Facility Party arising under or in connection with the Loan Agreement as amended hereby constitute obligations secured under the Collateral Documents to which it is a party.
SECTION 1.5Effect of Amendment. This Amendment shall constitute a “Loan Document” within the meaning of the Loan Agreement. All provisions of the Loan Agreement, as expressly amended by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Loan Agreement (or in any other Transaction Document) to the Loan Agreement shall be deemed to be references to the Loan Agreement, respectively, as amended by this Amendment.
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SECTION 1.6Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 1.7Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.
SECTION 1.8Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment.
[Signature Pages Follow]
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IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

TRINITY INDUSTRIES LEASING COMPANY

By: /s/ John M. Lee
Name: John M. Lee
Title: Vice President and Treasurer

TRINITY RAIL LEASING WAREHOUSE TRUST (formerly known as Trinity Rail Leasing Trust II)

By: /s/ John M. Lee
Name: John M. Lee
Title: Vice President and Treasurer

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ATLAS SECURITIZED PRODUCTS HOLDINGS, L.P., as Agent

By: Atlas Securitized Products Advisors GP, LLC, its general partner

By: /s/ Matthew McKenzie
Name: Matthew McKenzie
Title: Authorized Signatory

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ATLAS SECURITIZED PRODUCTS FUNDING 1, L.P., as a Committed Lender

By: Atlas Securitized BKR 1, L.P., its general partner

By: Atlas Securitized FundingCo GP LLC, its general partner

By: /s/ Matthew McKenzie
Name: Matthew McKenzie
Title: Authorized Signatory

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CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Committed Lender

By: /s/ Elisa Lajonchere
Name: Elisa Lajonchere
Title: Managing Director
By: /s/ Alexander Averbukh
Name: Alexander Averbukh
Title: Managing Director

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WELLS FARGO BANK, N.A.,
as a Committed Lender

By: /s/ Michael Barath
Name: Michael Barath
Title: Vice President

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BANK OF AMERICA, N.A.,
as a Committed Lender

By: /s/ Brad Sohl
Name: Brad Sohl
Title: Managing Director

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PNC BANK, NATIONAL ASSOCIATION,
as a Committed Lender

By: /s/ Roger Yuen
Name: Roger Yuen
Title: Senior Vice President
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REGIONS BANK,
as a Committed Lender

By: /s/ Josh Aycox
Name: Josh Aycox
Title: Director

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CITIZENS BANK, N.A.,
as a Committed Lender

By: /s/ Devon Patton
Name: Devon Patton
Title: Vice President

        Third Amendment and Waiver to Fifth A&R Loan Agreement

WILMINGTON TRUST COMPANY,
as Collateral Agent and Depositary

By: /s/ Hayley Marden
Name: Hayley Marden
Title: Assistant Vice President

        Third Amendment and Waiver to Fifth A&R Loan Agreement